FIRST AMENDMENT TO LOAN DOCUMENTS
THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this “First Amendment”) is made as of the 10th day of May, 2018, by and between DLH Holdings Corp., a New Jersey corporation, DLH Solutions, Inc., a Georgia corporation, and Danya International LLC, a Maryland limited liability company (collectively, the “Borrower”) and Fifth Third Bank, (the “Lender”).
RECITALS
WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement dated as of May 2, 2016 (the “Loan Agreement”) pursuant to which the Lender agreed to make a term loan and a revolving line of credit loan (collectively, the “Loan”) to the Borrower in accordance with the terms and conditions thereof,
WHEREAS, pursuant to that certain letter agreement, dated as of May 1, 2018, Borrower and Lender have previously agreed to amend the Loan Agreement to extend the maturity date of the Revolving Line of Credit Loan to June 1, 2018, and
WHEREAS, Borrower and Lender wish to amend the Loan Agreement and other related documents;
NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:
1.    Amendments to Loan Agreement. The Loan Agreement is hereby modified as follows:
(a)    Section 1, Definitions, is amended as follows:
(i)     by deleting the definition of “Collections Accounts” in its entirety and replacing it with the following:
““Collections Accounts” means those certain accounts numbered #7460952679 and #7460952828 maintained at Bank or such other accounts as Bank may designate as a Collections Account.”

(ii)    by deleting the definition of “Letter of Credit Commitment” in its entirety and replacing it with the following:

““Letter of Credit Commitment” shall mean the obligation of the Bank to issue Letters of Credit in an aggregate face amount not to exceed Two Million Dollars ($2,000,000.00).”

(iii)    by deleting the definition of “Revolving Line of Credit Maturity Date” in its entirety and replacing it with the following:

““Revolving Line of Credit Maturity Date” means May 1, 2021.”

(b)    The references to Section 8.7 in Sections 6.6 and 7.7 are deleted and replaced with references to Section 8.5
(c)     All references to the term “Funded Indebtedness” are deleted and replaced with the term, “Funded Debt”.
(d)    Section 8.1, Financial Information, is amended by deleting subsections (a) through (d) in their entirety and replacing them with the following:

“(a)    Within ninety (90) days of the fiscal year end of the Company, true and complete copies of the annual financial statements of the Company, true and complete copies of its balance sheet, income statement and statement of cash flows for such fiscal year. Each such financial statement shall (i) be prepared in accordance with GAAP consistently applied, (ii) be certified by an executive officer or Authorized Representative (as defined in Section 3 of this First Amendment) of the Company. The statements shall be audited (with an opinion satisfactory to Bank) by a certified public accountant. The statements shall be prepared on a consolidated basis fairly showing the financial condition of Borrower and its Subsidiaries.

(b)    Within forty-five (45) days of the end of each fiscal quarter of the Company (including the last quarter in each fiscal year), true and complete copies of its unaudited balance sheet, income statement and statement of cash flows for such quarter and fiscal year to date period. Each such quarterly report shall (i) be prepared in accordance with GAAP consistently applied (except for the omission of footnotes and subject to year-end adjustment) (ii) be certified by an executive officer or Authorized Representative of the Company, and (iii) show the comparison to the same period for the preceding year. The statements may be internally prepared. The statements shall be prepared on a consolidated and consolidating basis fairly showing the financial condition of Company and its Subsidiaries.

(c)    Within thirty (30) days of the end of each month, true and complete copies of the Company’s unaudited balance sheet, income statement. Each such monthly report shall (i) be prepared in accordance with GAAP consistently applied (except for the omission of footnotes and subject to year-end adjustment) (ii) be certified by an executive officer or Authorized Representative of the Company. The statements may be internally prepared. The statements shall be prepared on a consolidated and consolidating basis fairly showing the financial condition of the Company and its Subsidiaries. The monthly financials will not be available for the first 2 months after the fiscal year ends while the audited financial is being prepared.

(d)    Together with the financial statements required under Section 8.1(a) and (b) for the last day of each fiscal quarter of the Company, a compliance certificate of the Company, signed by an executive officer or Authorized Representative of the Company and setting forth (i) the information and computations (in sufficient detail) to establish that the Company is in compliance with the financial covenants set forth in Section 8 at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any Event of Default under this Agreement and, if any such Event of Default exists, specifying the nature thereof and the action the Company is taking and proposes to take with respect thereto. The compliance certificate for the last fiscal quarter may be submitted within one hundred and twenty (120) days of the end of such quarter.”

(e)    Section 8.4(j) is hereby deleted in its entirety.
(f)    Section 8.20, Collections Account, is amended by deleting the parenthetical in the last line so that the Section now reads as follows:
“All proceeds of Borrower’s accounts receivables shall be deposited into Collections Accounts, and all automatic sweep arrangements of the Collections Accounts shall be maintained until this Agreement is terminated.  Borrower agrees to maintain these accounts as deposit-only accounts and as ones on which checks are not written.  Funds from these accounts will be swept daily into an Operating Account maintained at the Bank.”

(g)     Section 8.22, Conduct of Business, is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Borrower shall cause TEAMSTAFF SOLUTIONS, INC., a New York corporation and (y) STAFF CONNXIONS, INC., a New Jersey corporation to be dissolved no later than one hundred and eighty (180) days from the Effective Date of the First Amendment, provided, however, that Borrower may request the Bank to consent to an additional 120-day extension to complete the dissolution of all remaining Inactive Subsidiaries which consent shall not be unreasonably withheld.”

2.     Amendments to Borrowing Base Certificate. The revised form of Borrowing Base Certificate required to be submitted pursuant to Section 8.1(e) of the Loan Agreement is attached hereto as Exhibit “A.” Such form may be revised by Lender from time to time in its reasonable discretion upon reasonable prior notice to the Borrower.
3.     Appointment of Authorized Representative. The individual presently serving as the Vice President – Financial Planning and Enterprise Systems of the Borrower, is hereby designated as an “Authorized Representative” of Borrower for purposes of (i) signing the certifications required under Sections 8(a) through 8(c) of the Loan Agreement; (ii) signing the compliance certificate required under Section 8(d) of the Loan Agreement; (iii) signing the Borrowing Base Certificate; (iv) initiating the making or repayment of Advances pursuant to Section 2 of the Loan Agreement; (v) submitting requests for wire transfer activity; (vi) signing account access requests to view loan accounts and request intercompany wire transfers; and (vii) signing authorization forms for ACH payments to vendors covering an amount not to exceed $500,000. All prior actions by the Borrower’s Vice President – Financial Planning and Enterprise Systems are hereby ratified, approved and confirmed. The Borrower may designate one or more additional employees as an Authorized Representative for the purposes enumerated in this First Amendment by furnishing the Lender with a written statement of such appointment which is executed by its Chief Executive Officer or Chief Financial Officer. Any appointment hereunder shall remain in place until Lender is notified in a writing executed by the Borrower’s Chief Executive Officer, Chief Financial Officer or counsel stating that it is no longer effective.
4.    No Other Amendments. Except for the amendments expressly set forth and referred to above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lender hereby reserves the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future. Nothing in this First Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Lender’s security interests in, security titles to or other Liens on any Collateral for the Obligations.
5.    Representations, Warranties and Covenants. By the execution of this First Amendment, the Borrower hereby represents and warrants that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this First Amendment as if such representation or warranty were made on and as of the date of, and after giving effect to, this First Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) the Borrower has the power and authority to (i) enter into this First Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by it; (c) this First Amendment has been duly authorized, validly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms; (d) no Default or Event of Default shall have occurred and be continuing prior to or after giving effect to this First Amendment; (e) the Wynnefield Subordinated Notes have been indefensibly paid in full; (f) each of the Subsidiaries listed on Schedule 7.14 of the Loan Agreement under the heading “3. Inactive Subsidiaries” have been dissolved in accordance with Section 8.22 of the Loan Agreement, except for (x) TEAMSTAFF SOLUTIONS, INC., a New York corporation and (y) STAFF CONNXIONS, INC., a New Jersey corporation, (the “Remaining Inactive Subsidiaries”) for which the dissolution is in process but has not yet been finalized, and (g) since the date of the Loan Agreement, the Remaining Inactive Subsidiaries have not conducted any business, incurred any debt, or owned any business or operating assets and there are no Liens on the direct or indirect interests in any of the Remaining Inactive Subsidiaries other than to Lender. Borrower covenants and agrees that the Remaining Inactive Subsidiaries shall not conduct any business, incur any debt or own any business or operating assets, and that that there shall be no Liens on the direct or indirect interests in any of the Remaining Inactive Subsidiaries other than to Lender.
6.    First Amendment Fee and Reimbursement of Costs and Expenses.
(a)    Borrower shall pay to the Lender on demand a fee of $50,000.00 (the “First Amendment Fee”). The First Amendment Fee shall not be applied to reduce the Loan but rather is a fee payable to Lender in consideration for Lender’s agreement to enter into this Amendment.
(b)    The Borrower shall to reimburse the Lender on demand for all costs (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this First Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.
7.    Conditions Precedent to Effectiveness of this First Amendment. This First Amendment shall be effective as of the date first written above (the “Effective Date”) upon (i) the Lender’s receipt of one or more counterparts of this First Amendment duly executed by the Borrower, (ii) Lender’s receipt of the First Amendment Fee, and (iii) reimbursement by Borrower of Lender’s costs and expenses incurred in the preparation of this First Amendment in the amount of $7,591.20.
8.    Release. The Borrower waives and releases the Lender from any and all claims and defenses with respect to the Loan Agreement, the Note and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, occurring on or prior to the Effective Date.
9.    Reference to and Effect on the Loan Documents. Upon the effectiveness of this First Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.
10.    Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this First Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.
11.    Governing Law. This First Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.
12.    Entire Agreement. This First Amendment constitutes the entire agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements and other written and oral communications in relation thereto.  The terms of this First Amendment may only be modified, amended or waived by an instrument in writing executed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

Signed, sealed, and delivered in the presence of: Unofficial Witness Notary pubic My commission expires [Affix notarial seal]	DLH Holdings Corp., a New Jersey corporation By:/s/ Kathryn M. JohnBull Name: Kathryn M. JohnBull Title: Chief Financial Officer [CORPORATE SEAL]
DLH Solutions, Inc., a Georgia corporation By:/s/ Kathryn M. JohnBull Name: Kathryn M. JohnBull Title: Chief Financial Officer [CORPORATE SEAL]
Danya International LLC, a Maryland limited liability company By:/s/ Kathryn M. JohnBull Name: Kathryn M. JohnBull Title: Chief Financial Officer

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LENDER:

FIFTH THIRD BANK

By: _ /s/ Christopher Mattie _
Name: Christopher Mattie
Title: Senior Vice President

EXHIBIT A TO FIRST AMENDMENT TO LOAN DOCUMENTS

Form of Borrowing Base Certificate
(LETTERHEAD OF DLH HOLDINGS CORP)
_______________ __, 20__
TO:    Fifth Third Bank
Commercial Banking Division
3344 Peachtree Road, NE
Suite 800
Atlanta, GA 30326

Attention:
Telephone:
Facsimile:

The undersigned authorized representative for DLH Holdings Corp., a New Jersey corporation (“Borrower”), DLH Solutions, Inc., a Georgia corporation and Danya International, LLC, a Maryland limited liability company (collectively, the “Borrower”) give this certificate to Fifth Third Bank, an Ohio banking corporation (“Bank”), in accordance with the requirements of Section 8.1(e) of that certain Loan Agreement dated as of May 2, 2016, between Borrower and Bank (“Loan Agreement”). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

Based upon my review of the balance sheets and statements of income of Borrower for the month ending ____________________, 20__, and the Accounts Receivable Aging reports, copies of which are attached hereto, I hereby certify that the following is a true and accurate representation of our Borrowing Base for the aforementioned period:

Given this ______ day of ____________, 20___

By:    ________________________________________

Name:    ________________________________________

Title:    Authorized Representative for DLH Holdings Corp., DLH Solutions, Inc., and Danya International, LLC

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